                                                                    Exhibit 32.1


             CERTIFICATE OF CHIEF EXECUTIVE AND FINANCIAL OFFICERS

     This Certificate is being delivered pursuant to the requirements of Section 1350 of Chapter 63 (Mail Fraud) of Title 18 (Crimes and Criminal Procedures) of the United States Code and shall not be relied on by any person for any other purpose.

     The undersigned, who are the Chief Executive Officer and Chief Financial Officer of Behringer Harvard REIT I, Inc. (the "Company"), each hereby certify as follows:

     The Annual Report on Form 10-K of the Company (the "Report"), which accompanies this Certificate, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and all information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated this 30th day of March, 2004.



                                        /s/ Robert M. Behringer
                                        --------------------------------------
                                        Robert M. Behringer, President and
                                        Chief Executive Officer


                                        /s/ Gary S. Bresky
                                        --------------------------------------
                                        Gary S. Bresky, Chief Financial
                                        Officer and Treasurer


In accordance with SEC Release No. 34-47986, this Exhibit is furnished to the SEC as an accompanying document and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933. A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.